Exhibit 99

OFG Bancorp Reports 3Q21 Results

SAN JUAN, Puerto Rico, October 20, 2021 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, reported results for the third quarter ended September 30, 2021.

CEO Comment

José Rafael Fernández, Chief Executive Officer, said: “We had another strong overall quarterly performance as we continue to execute our strategic plan.

“Results reflect consistently growing recurring net income, our larger scale, our focus on increasing digital utilization and customer service differentiation, and Puerto Rico’s nascent economic and post-pandemic recovery.

“3Q21 new loan origination remained strong at $556 million. Compared to 2Q21, loans ex-PPP increased, cost of funds declined 17%, customer deposits increased $154 million, and net interest income continued to steadily grow.

“Provision for credit losses was a $5 million net benefit as asset quality continued to trend to levels closer to US peer banks. Total banking and financial service revenues rose 3%, and non-interest expenses fell 5%, reflecting in part reduced credit related expenses.

“During 3Q21, we also successfully executed on our buyback program, acquiring $40.2 million of shares as part of our previously announced $50.0 million authorization.

“Return on Average Assets and Average Equity was 1.59% and 17.72%, respectively.

“OFG is strategically well-positioned to continue to benefit from and play a major role supporting the economic development of the communities we serve. Thanks to all our team members who have been more than ready to help our customers achieve their goals.”

3Q21 Highlights

Summary: Earnings per share diluted of $0.81 compared to $0.78 in 2Q21 and $0.50 in 3Q20. Total core revenues of $134.7 million compared to $133.3 million in 2Q21 and $127.0 million in 3Q20. Net interest margin of 4.12% compared to 4.22% in 2Q21 and 4.30% in 3Q20.

Total Interest Income of $112.1 million compared to $113.5 million in 2Q21. 3Q21 reflected mortgage paydowns and PPP loan forgiveness mostly offset by increased income from auto and commercial loans, and investment securities. Average loan balances were $6.47 billion compared to $6.60 billion in 2Q21 and $6.79 billion in 3Q20.

New Loan Origination totaled $556.2 million compared to $673.6 million in 2Q21 and $457.8 million in 3Q20. 3Q21 reflected continued high levels of auto, commercial, consumer, and mortgage lending.

Total Interest Expense was $9.4 million compared to $11.2 million in 2Q21 and $15.4 million in 3Q20. 3Q21 reflected lower cost of core deposits (30 bps compared to 38 bps in 2Q21 and 56 bps in 3Q20) primarily due to generally lower rates and CD maturities. Average customer deposit balances were $9.10 billion compared to $8.96 billion in 2Q21 and $8.38 billion in 3Q20.

Provision for Credit Losses was a net benefit of $5.0 million, reflecting $4.3 million in net reserve releases. This compares to a net benefit of $8.3 million in 2Q21 and a net expense of $13.7 million in 3Q20. 3Q21 reflected continued improvement in asset quality trends. 3Q21 net charge-offs of $6 million included $6.5 million for a previously reserved amount on a commercial loan.

Banking and Financial Service Revenues were $32.0 million compared to $31.0 million in 2Q21 and $27.5 million in 3Q20. 3Q21 reflected continued higher levels of banking service, wealth management, and mortgage banking activity as pandemic-related restrictions have subsided.

Non-Interest Expenses were $78.9 million compared to $82.7 million in 2Q21 and $83.4 million in 3Q20. 3Q21 reflected a $2.2 million benefit in credit related expenses from gains on sales of real estate owned, previously announced cost savings, and increased compensation. 2Q21 included a $2.2 million technology project write down.

Pre-Provision Net Revenues were $56.3 million compared to $51.8 million in 2Q21 and $47.4 million in 3Q20.

Loans Held for Investment totaled $6.41 billion at 9/30/21 compared to $6.50 billion at 6/30/21 and $6.76 billion at 9/30/20. Excluding PPP loans, loans held for investment of $6.27 billion increased $5.0 million compared to 2Q21.

Capital: Tangible book value per share was $18.59 compared to $18.13 in 2Q21 and $16.51 in 3Q20. CET1 ratio was 13.52% compared to 13.95% 2Q21 and 12.55% in 3Q20.

Conference Call, Financial Supplement & Presentation

A conference call to discuss 3Q21 results, outlook and related matters will be held today at 10:00 AM ET. Phone (877) 876-9174 or (785) 424-1669. Conference ID: OFGQ321. The call can also be accessed live on www.ofgbancorp.com. Webcast replay will be available shortly thereafter.

OFG’s Financial Supplement, with full financial tables for the quarter ended September 30, 2021, and the 3Q21 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.

Non-GAAP Financial Measures

In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.

Forward Looking Statements

The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements.

Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, and other natural disasters in Puerto Rico; (iv) competition in the financial services industry; and (v) the severity, magnitude and duration of the COVID-19 pandemic, and its impact on our operations, personnel, and customers.

For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2020, as well as its other filings with the U.S. Securities and Exchange

Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

About OFG Bancorp

Now in its 57th year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Visit us at Error! Hyperlink reference not valid.www.ofgbancorp.com.

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Contacts

Puerto Rico & USVI: Idalis Montalvo (idalis.montalvo@orientalbank.com) at (787) 777-2847

US: Gary Fishman (gfishman@ofgbancorp.com) and Steven Anreder (sanreder@ofgbancorp.com) at (212) 532-3232

OFG Bancorp
Financial Supplement

The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our September 30, 2021 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

Table of Contents
Pages

OFG Bancorp (Consolidated Financial Information)
Table 1:	Financial and Statistical Summary - Consolidated	2-3
Table 2:	Consolidated Statements of Operations	4-5
Table 3:	Consolidated Statements of Financial Condition	6
Table 4:	Information on Loan Portfolio and Production	7-8
Table 5:	Average Balances, Net Interest Income and Net Interest Margin	9-10
Table 6:	Loan Information and Performance Statistics	11-13
Table 7:	Allowance for Credit Losses	14
Table 8:	Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital	15-16
Table 9:	Notes to Financial Summary, Selected Metrics, Loans, and Consolidated
	Financial Statements (Tables 1-8)	17

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated
		2021		2021		2021	2020		2020
(Dollars in thousands, except per share data) (unaudited)		Q3		Q2		Q1	Q4		Q3
Statement of Operations
Net interest income		$102,705		$102,257		$98,204	$98,738		$99,533
Non-interest income, net (core)	(2)	32,012		31,048		29,452	34,047		27,486
Total core revenues		134,717		133,305		127,656	132,785		127,019
Non-interest expense		78,924	(a)	82,676		77,666	89,039		83,444
Pre-provision net revenues	(22)	56,298		51,772		50,945	44,123		47,415
Total provision for credit losses		(4,997)		(8,305)	(d)	6,324	14,176		13,669
Net income before income taxes		61,295		60,077		44,621	29,947		33,746
Income tax expense		19,624		19,250		14,248	6,646		6,308
Net income available to common stockholders		41,671		40,827		29,118	21,673		25,810
Common Share Statistics
Earnings (loss) per common share - basic	(3)	$0.82		$0.79		$0.57	$0.42		$0.50
Earnings (loss) per common share - diluted	(4)	$0.81		$0.78		$0.56	$0.42		$0.50
Average common shares outstanding		51,063		51,636		51,397	51,350		51,342
Average common shares outstanding and equivalents		51,516		52,048		51,752	51,618		51,527
Cash dividends per common share		$0.12	(b)	$0.08		$0.08	$0.07		$0.07
Book value per common share (period end)		$21.08		$20.59		$19.90	$19.54		$19.13
Tangible book value per common share (period end)	(5)	$18.59		$18.13		$17.39	$16.97		$16.51
Balance Sheet (Average Balances)
Loans	(6)	$6,465,874		$6,598,569		$6,635,908	$6,708,284		$6,787,022
Interest-earning assets		9,879,687		9,726,905		9,358,377	9,270,739		9,218,717
Total assets		10,492,502		10,356,879		10,004,047	9,921,254		9,918,410
Core deposits		9,103,221		8,963,336		8,535,678	8,451,308		8,376,623
Total deposits		9,114,587		8,997,842		8,581,633	8,515,646		8,517,039
Interest-bearing deposits		6,474,977		6,392,219		6,223,419	6,199,929		6,240,639
Borrowings		98,943		99,950		100,951	101,930		102,916
Stockholders' equity		1,068,618		1,083,452		1,101,046	1,083,423		1,062,460
Common stockholders' equity		1,066,361		1,046,835		1,019,176	1,001,553		980,590
Performance Metrics
Net interest margin	(7)	4.12%		4.22%		4.26%	4.24%		4.30%
Return on average assets	(8)	1.59%		1.58%		1.21%	0.94%		1.11%
Return on average tangible common stockholders' equity	(9)	17.72%		17.78%		13.11%	9.99%		12.23%
Efficiency ratio	(10)	58.59%		62.02%		60.84%	67.06%		65.69%
Full-time equivalent employees, period end		2,274		2,231		2,238	2,275		2,332
Credit Quality Metrics	(1)(21)
Allowance for credit losses		$180,872		$191,717	(d)	$201,973	$204,809	(e)	$235,313
Allowance as a % of loans held for investment		2.82%		2.95%	(d)	3.06%	3.07%	(e)	3.48%
Net charge-offs		$6,051	(e)	$2,118	(d)	$9,105	$44,814	(e)	$10,570
Net charge-off rate	(11)	0.37%	(e)	0.13%	(d)	0.55%	2.67%	(e)	0.62%
Early delinquency rate (30 - 89 days past due)		2.06%		1.86%	(d)	2.15%	2.68%		2.50%
Total delinquency rate (30 days and over)		3.82%		3.90%	(d)	4.65%	5.74%		5.67%
Capital Ratios (Non-GAAP)	(12)(20)
Leverage ratio		9.33%	(b)(c)	9.84%	(c)	10.48%	10.30%		10.00%
Common equity Tier 1 capital ratio		13.52%	(b)	13.95%		13.56%	13.08%		12.55%
Tier 1 risk-based capital ratio		14.03%	(b)(c)	14.70%	(c)	15.28%	14.78%		14.25%
Total risk-based capital ratio		15.28%	(b)(c)	15.95%	(c)	16.54%	16.04%		15.50%
Tangible common equity ("TCE") ratio		8.86%	(b)	9.06%		8.95%	9.00%		8.58%

(a) During 3Q 2021, foreclosed real estate and other repossessed assets (income) expenses benefited from gain in real estate owned sales.
(b) During 3Q 2021, the Company repurchased $40.2 million common stock from of our $50.0 million share buyback program and increased its common stock dividend to $0.12 per share.
(c) During 3Q 2021, the Company redeemed Series D Preferred Stock. During 2Q 2021, the Company redeemed Series A and B Preferred Stock.
(d) During 2Q 2021 asset quality trends improved consistently.
(e) During 3Q 2021, the Company charged-off $6.5 million for a previously reserved amount on a commercial loan. During 4Q 2020, the Company charged-off $31.2 million for two commercial PCD loans.
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OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated (Continued)
		2021		2020
(Dollars in thousands, except per share data) (unaudited)		YTD		YTD
Statement of Operations
Net interest income		$303,166		$309,694
Non-interest income, net (core)	(2)	92,512		76,825
Total core revenues		395,678		386,519
Non-interest expense		239,266		256,247
Pre-provision net revenues	(22)	159,015		143,375
Total provision for credit losses		(6,978)	(b)	78,496	(c)
Net income before income taxes		165,993		64,879	(c)
Income tax expense		53,122		13,853
Net income available to common stockholders		111,616		46,142	(c)
Common Share Statistics
Earnings (loss) per common share - basic	(3)	$2.18		$0.90	(c)
Earnings (loss) per common share - diluted	(4)	$2.15		$0.89	(c)
Average common shares outstanding		51,364		51,361
Average common shares outstanding and equivalents		51,748		51,563
Cash dividends per common share		$0.28	(a)	$0.21
Book value per common share (period end)		$21.08		$19.13
Tangible book value per common share (period end)	(5)	$18.59		$16.51
Balance Sheet (Average Balances)
Loans	(6)	$6,566,100		$6,771,904
Interest-earning assets		9,656,838		8,874,886
Total assets		10,286,265		9,586,931
Core deposits		8,869,399		7,916,869
Total deposits		8,899,881		8,120,648
Interest-bearing deposits		6,364,459		6,133,437
Borrowings		99,941		177,189
Stockholders' equity		1,084,253		1,047,766
Common stockholders' equity		1,044,297		965,896
Performance Metrics
Net interest margin	(7)	4.20%		4.65%
Return on average assets	(8)	1.46%		0.71%	(c)
Return on average tangible common stockholders' equity	(9)	16.25%		7.44%	(c)
Efficiency ratio	(10)	60.47%		66.30%
Full-time equivalent employees, period end		2,274		2,332
Credit Quality Metrics	(1)(21)
Allowance for credit losses		$180,872	(b)	$235,313
Allowance as a % of loans held for investment		2.82%	(b)	3.48%
Net charge-offs		$17,274	(b)	$50,354
Net charge-off rate	(11)	0.35%	(b)	0.99%
Early delinquency rate (30 - 89 days past due)		2.06%	(b)	2.50%
Total delinquency rate (30 days and over)		3.82%	(b)	5.67%

(a) During 3Q 2021, the Company increased its common stock quarterly dividend to $0.12 per share, from $0.08 in 2Q 2021 and 1Q 2021, and $0.07 in 2020.
(b) During 2Q 2021 asset quality trends improved consistently.

(c) During 1Q 2020 and 2Q 2020, the Company increased its provision for credit losses by $34.1 million and $5 million, respectively, as a result of the Covid-19 pandemic. Core revenues were also negatively impacted by the pandemic during these quarters as a result of lockdown measures by the local Government.

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OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations
		Quarter Ended
		September 30,		June 30,		March 31,	December 31,		September 30,
(Dollars in thousands, except per share data) (unaudited)		2021		2021		2021	2020		2020
Interest income:
Loans	(1)
Non-PCD loans		$85,032		$85,181		$82,936	$81,171		$83,029
PCD loans		22,905		24,880		25,275	29,250		29,018
Total interest income from loans		107,937		110,061		108,211	110,421		112,047
Investment securities		4,202		3,402		2,771	2,600		2,890
Total interest income		112,139		113,463		110,982	113,021		114,937
Interest expense:
Deposits
Core deposits		8,681		10,436		11,861	13,225		13,808
Brokered deposits		10		24		163	288		812
Total deposits		8,691		10,460		12,024	13,513		14,620
Borrowings		743		746		754	770		784
Total interest expense		9,434		11,206		12,778	14,283		15,404
Net interest income		102,705		102,257		98,204	98,738		99,533
(Recapture) provision for credit losses, excluding PCD loans	(1)	(2,351)		(7,726)		2,998	15,464		13,845
(Recapture) provision for credit losses on PCD loans	(1)	(2,646)		(579)		3,326	(1,288)		(176)
Total (recapture) provision for credit losses		(4,997)		(8,305)	(b)	6,324	14,176		13,669
Net interest income after provision for credit losses		107,702		110,562		91,880	84,562		85,864
Non-interest income:
Banking service revenues		18,198		18,248		16,493	16,901		16,297
Wealth management revenues		7,619		8,263		7,388	10,865	(d)	7,272
Mortgage banking activities		6,195		4,537		5,571	6,281		3,917
Total banking and financial service revenues		32,012		31,048		29,452	34,047		27,486
Bargain purchase from Scotiabank PR & USVI acquisition		-		-		-	-		3,465	(e)
Other income, net		505		1,143		955	377		375
Total non-interest income, net		32,517		32,191		30,407	34,424		31,326
Non-interest expense:
Compensation and employee benefits		33,745		32,919		32,618	30,921		31,955
Occupancy, equipment and infrastructure costs		12,078		12,528		13,128	12,064		11,943
General and administrative expenses		34,041		35,370	(c)	30,201	33,454		33,452
Foreclosed real estate and other repossessed assets (income) expenses		(2,163)	(a)	328		(50)	1,004		1,323
Merger and restructuring charges		-		-		-	10,092	(f)	2,681	(f)
COVID 19 expenses		1,223		1,531		1,769	1,504		2,090
Total non-interest expense		78,924		82,676		77,666	89,039		83,444
Income before income taxes		61,295		60,077		44,621	29,947		33,746
Income tax expense		19,624		19,250		14,248	6,646		6,308
Net income		41,671		40,827		30,373	23,301		27,438
Less: dividends on preferred stock		-		-		(1,255)	(1,628)		(1,628)
Net income available to common shareholders		$41,671		$40,827		$29,118	$21,673		$25,810

(a) During 3Q 2021, foreclosed real estate and other repossessed assets (income) expenses benefited from gain in real estate owned sales.
(b) During 2Q 2021 asset quality trends improved consistently.
(c) During 2Q 2021, includes a technology project write-down amounting to $2.2 million.
(d) During 4Q 2020, the Company recognized annual insurance contingent commissions amounting to $4.0 million.
(e) During 3Q 2020, the Company increased the Bargain purchase from Scotiabank PR & USVI acquisition by $3.5 million as part of remeasurement period adjustments.

(f) On December 31, 2019, the Company acquired Scotiabank's Puerto Rico and USVI operations, incurring in merger and restructuring charges of $2.7 million during 3Q 2020 and $10.1 million during 4Q 2020.

4

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated Statements of Operations (Continued)
		Nine-Months Ended
		September 30,		September 30,
(Dollars in thousands, except per share data) (unaudited)		2021		2020
Interest income:
Loans	(1)
Non-PCD loans		$253,149		$254,343
PCD loans		73,060		92,671	(d)
Total interest income from loans		326,209		347,014
Investment securities		10,375		13,312
Total interest income		336,584		360,326
Interest expense:
Deposits
Core deposits		30,978	(a)	42,841
Brokered deposits		197		3,844
Total deposits		31,175		46,685
Borrowings		2,243		3,947
Total interest expense		33,418		50,632
Net interest income		303,166		309,694
(Recapture) provision for credit losses, excluding PCD loans	(1)	(7,079)		70,023
Provision for credit losses on PCD loans	(1)	101		8,473
Total (recapture) provision for credit losses		(6,978)	(b)	78,496	(e)
Net interest income after provision for loan and lease losses		310,144		231,198
Non-interest income:
Banking service revenues		52,939		45,678
Wealth management revenues		23,270		20,924
Mortgage banking activities		16,303		10,223
Total banking and financial service revenues		92,512		76,825	(e)
Bargain purchase from Scotiabank PR & USVI acquisition		-		7,336	(f)
Other income, net		2,603		5,767
Total non-interest income, net		95,115		89,928
Non-interest expense:
Compensation and employee benefits		99,282		102,005
Occupancy, equipment and infrastructure costs		37,734		35,219
General and administrative expenses		99,612		101,978
Foreclosed real estate and other repossessed assets (income) expenses		(1,885)		6,763
Merger and restructuring charges		-		5,991	(g)
COVID 19 expenses		4,523		4,291
Total non-interest expense		239,266		256,247
Income before income taxes		165,993		64,879
Income tax expense		53,122		13,853
Net income		112,871		51,026
Less: dividends on preferred stock		(1,255)	(c)	(4,884)
Net income available to common shareholders		$111,616		$46,142

(a) During 2021, the Company had lower cost of core deposits, mainly from lower rates and time deposit maturities.
(b) During 2Q 2021 asset quality trends improved consistently.
(c) During 3Q 2021, the Company redeemed Series D Preferred Stock. During 2Q 2021, the Company redeemed Series A and B Preferred Stock.

(d) During 2Q 2020 and 3Q 2020, the Company recognized interest recoveries on SOP loans acquired in the Scotiabank PR & USVI acquisition collected subsequently to the acquisition date amounting to $6.0 million and $469 thousand, respectively.

(e) During 1Q 2020 and 2Q2020, the Company increased its provision for credit losses by $34.1 million and $5 million, respectively, as a result of the Covid-19 pandemic. Core revenues were also negatively impacted by the pandemic during these quarters as a result of lockdown measures by the local Government.

(f) During 2Q 2020 and 3Q 2020, the Company increased the Bargain purchase from Scotiabank PR & USVI acquisition by $3.5 million and $3.5 million, respectively, as part of remeasurement period adjustments.

(g) On December 31, 2019, the Company acquired Scotiabank's Puerto Rico and USVI operations, incurring in merger and restructuring charges of $3.0 million during 2Q 2020 and $2.7 million during 3Q 2020.

5

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition
	September 30,		June 30,		March 31,	December 31,	September 30,
(Dollars in thousands) (unaudited)	2021		2021		2021	2020	2020
Cash and cash equivalents	$2,755,691		$2,767,693		$2,409,416	$2,155,577	$2,283,050
Investments:
Trading securities	22		29		23	22	22
Investment securities available-for-sale, at fair value,
with amortized cost of $497,450 (June 30, 2021 - $491,321;
March 31, 2021 - $462,115; December 31, 2020 - $432,175;
September 30, 2020 - $412,899; no allowance for credit
losses for any period)
Mortgage-backed securities	494,727		487,014		457,673	432,935	329,719
US treasury notes	10,875		10,910		10,946	10,983	91,531
Other investment securities	3,505		3,695		2,390	2,520	2,565
Total investment securities available-for-sale	509,107		501,619		471,009	446,438	423,815
Mortgage-backed securities held-to-maturity, at amortized cost,
no allowance for credit losses for any period	375,214		125,138		126,767	-	-
Federal Home Loan Bank (FHLB) stock, at cost	7,496		7,541		8,233	8,278	8,322
Other investments	10,434		9,168		5,557	3,962	2,205
Total investments	902,273		643,495		611,589	458,700	434,364
Loans, net	6,282,485		6,354,040		6,432,079	6,501,259	6,579,140
Other assets:
Prepaid expenses	65,003		61,678		58,348	61,416	54,583
Deferred tax asset, net	128,663		144,799		154,540	162,478	178,957
Foreclosed real estate and repossessed properties	15,433		16,818		18,366	13,412	21,374
Premises and equipment, net	86,981		85,993		83,756	83,786	83,270
Goodwill	86,069		86,069		86,069	86,069	86,069
Right of use assets	30,625		32,621		32,714	31,383	35,900
Core deposit, customer relationship intangible and other intangibles	38,545		40,995		43,445	45,896	48,650
Servicing asset	48,227		47,712		47,911	47,295	47,242
Accounts receivable and other assets	166,870		179,900		175,109	178,740	166,392
Total assets	$10,606,865		$10,461,813		$10,153,342	$9,826,011	$10,018,991

Deposits:
Demand deposits	$5,531,124		$5,337,691		$4,889,759	$4,619,395	$4,689,512
Savings accounts	2,378,211		2,277,296	(c)	2,138,125	1,914,239	1,913,338
Time deposits	1,323,688		1,464,134		1,693,924	1,832,891	1,933,517
Brokered deposits	11,366		11,371	(c)	34,954	49,115	96,090
Total deposits	9,244,389		9,090,492		8,756,762	8,415,640	8,632,457
Borrowings:
Advances from FHLB and other borrowings	62,934		63,867		65,013	66,268	66,781
Subordinated capital notes	36,083		36,083		36,083	36,083	36,083
Total borrowings	99,017		99,950		101,096	102,351	102,864
Other liabilities:
Securities purchased but not yet received	31,565		-		-	-	-
Derivative liabilities	1,136		1,293		1,465	1,712	1,895
Acceptances outstanding	24,371		27,703		24,389	33,349	18,291
Lease liability	32,167		34,052		34,017	32,566	37,029
Accrued expenses and other liabilities	120,555		128,326		127,190	154,418	162,133
Total liabilities	9,553,200		9,381,816		9,044,919	8,740,036	8,954,669
Stockholders' equity:
Preferred stock	-	(a)	24,000	(a)	92,000	92,000	92,000
Common stock	59,885		59,885		59,885	59,885	59,885
Additional paid-in capital	635,808		626,995		622,935	622,652	621,978
Legal surplus	114,485		110,235		106,165	103,269	101,233
Retained earnings	375,729		352,001		322,202	300,096	284,053
Treasury stock, at cost	(140,862)	(b)	(100,719)		(100,994)	(102,949)	(103,095)
Accumulated other comprehensive income, net	8,620		7,600		6,230	11,022	8,268
Total stockholders' equity	1,053,665		1,079,997		1,108,423	1,085,975	1,064,322
Total liabilities and stockholders' equity	$10,606,865		$10,461,813		$10,153,342	$9,826,011	$10,018,991

(a) During 3Q 2021, the Company redeemed Series D Preferred Stock. During 2Q 2021, the Company redeemed Series A and B Preferred Stock.
(b) During 3Q 2021, the Company repurchased $40.2 million common stock from our $50.0 million share buyback program.

(c) During 2Q 2021, money market deposit accounts amounting to $23.8 million were reclassified from brokered deposits to savings account, as a result of an FDIC exemption from the brokered deposit definition.

6

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

		September 30,	June 30,	March 31,	December 31,		September 30,
(Dollars in thousands) (unaudited)		2021	2021	2021	2020		2020
Non-PCD:	(1)
Mortgage		$751,389	$760,168	$791,062	$823,443		$847,671
Commercial		1,954,804	1,903,866	1,827,102	1,836,137		1,785,022
Commercial Paycheck Protection Program (PPP Loans)	(23)	136,698	228,677	311,823	282,713		289,218
Consumer		373,672	381,475	395,073	413,552		434,546
Auto		1,667,113	1,618,788	1,565,473	1,534,269		1,511,829
		4,883,676	4,892,974	4,890,533	4,890,114		4,868,286
Less: Allowance for credit losses		(138,874)	(148,314)	(156,978)	(161,015)		(156,409)
Total non- PCD loans held for investment, net		4,744,802	4,744,660	4,733,555	4,729,099		4,711,877

PCD:	(1)
Mortgage		1,270,854	1,324,274	1,406,044	1,459,932		1,504,914
Commercial		239,554	260,627	272,793	283,160	(a)	352,555
Consumer		959	981	1,120	1,394		2,336
Auto		15,820	19,236	23,036	27,533		31,836
		1,527,187	1,605,118	1,702,993	1,772,019		1,891,641
Less: Allowance for credit losses	(1)	(41,998)	(43,403)	(44,995)	(43,794)	(a)	(78,904)
Total PCD loans held for investment, net		1,485,189	1,561,715	1,657,998	1,728,225		1,812,737
Total loans held for investment		6,229,991	6,306,375	6,391,553	6,457,324		6,524,614
Mortgage loans held for sale		35,031	37,885	38,220	41,654		54,526
Other loans held for sale		17,463	9,780	2,306	2,281		-
Total loans, net		$6,282,485	$6,354,040	$6,432,079	$6,501,259		$6,579,140

Loan Portfolio Summary:
Loans held for investment:
Mortgage		$2,022,243	$2,084,442	$2,197,106	$2,283,375		$2,352,585
Commercial		2,194,358	2,164,493	2,099,895	2,119,297	(a)	2,137,577
Commercial Paycheck Protection Program (PPP Loans)	(23)	136,698	228,677	311,823	282,713		289,218
Consumer		374,631	382,456	396,193	414,946		436,882
Auto		1,682,933	1,638,024	1,588,509	1,561,802		1,543,665
		6,410,863	6,498,092	6,593,526	6,662,133		6,759,927
Less: Allowance for credit losses		(180,872)	(191,717)	(201,973)	(204,809)	(a)	(235,313)
Total loans held for investment, net		6,229,991	6,306,375	6,391,553	6,457,324		6,524,614
Mortgage loans held for sale		35,031	37,885	38,220	41,654		54,526
Other loans held for sale		17,463	9,780	2,306	2,281		-
Total loans, net		$6,282,485	$6,354,040	$6,432,079	$6,501,259		$6,579,140

(a) During 4Q 2020, the Company charged-off $31.2 million for two commercial PCD loans.

7

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production
		Quarter Ended					Nine-Months Ended
		September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands) (unaudited)		2021	2021	2021	2020	2020	2021	2020
Loan production	(13)
Mortgage		$85,535	$103,837	$95,851	$97,656	$93,650	$285,223	$148,382
Commercial		154,146	218,425	83,820	174,894	83,488	456,391	236,159
Commercial PPP Loans		16	32,712	126,266	-	10,318	158,994	296,738
US Loan Programs		100,066	109,522	44,841	49,221	90,878	254,429	173,714
Consumer		50,630	38,038	27,492	25,984	23,540	116,160	76,970
Auto		165,854	171,104	149,357	137,545	155,880	486,315	312,598
Total		$556,247	$673,638	$527,627	$485,300	$457,754	$1,757,512	$1,244,561

8

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin
		2021 Q3			2021 Q2			2021 Q1			2020 Q4			2020 Q3
			Interest			Interest			Interest			Interest			Interest
		Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands) (unaudited)		Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate

Interest earning assets:
Cash equivalents		$2,699,144	$986	0.14%	$2,519,406	$706	0.11%	$2,204,431	$595	0.11%	$2,091,458	$613	0.12%	$1,929,024	$613	0.13%
Investment securities		714,669	3,216	1.80%	608,930	2,696	1.77%	518,038	2,176	1.68%	470,997	1,986	1.69%	502,671	2,278	1.81%
Loans held for investment	(1)
Non-PCD loans		4,899,312	85,032	6.89%	4,937,602	85,181	6.92%	4,893,874	82,936	6.87%	4,863,902	81,171	6.64%	4,870,753	83,029	6.78%
PCD loans		1,566,562	22,905	5.85%	1,660,967	24,880	5.99%	1,742,034	25,275	5.80%	1,844,382	29,250	6.34%	1,916,269	29,018	6.06%
Total loans		6,465,874	107,937	6.62%	6,598,569	110,061	6.69%	6,635,908	108,211	6.61%	6,708,284	110,421	6.55%	6,787,022	112,047	6.57%
Total interest-earning assets		$9,879,687	$112,139	4.50%	$9,726,905	$113,463	4.68%	$9,358,377	$110,982	4.81%	$9,270,739	$113,020	4.85%	$9,218,717	$114,938	4.96%

Interest bearing liabilities:
Deposits
NOW accounts		$2,754,985	$2,288	0.33%	$2,542,018	$2,259	0.36%	$2,397,673	$2,393	0.40%	$2,344,903	$2,258	0.38%	$2,227,687	$2,247	0.40%
Savings accounts		2,330,121	1,639	0.28%	2,236,281	2,097	0.38%	2,003,963	2,124	0.43%	1,897,618	1,954	0.41%	1,927,680	2,010	0.41%
Time deposits		1,378,505	2,916	0.84%	1,579,414	4,243	1.07%	1,775,828	5,507	1.24%	1,893,070	6,975	1.47%	1,944,856	7,512	1.54%
Brokered deposits		11,366	10	0.34%	34,506	24	0.28%	45,955	163	1.44%	64,338	289	1.78%	140,416	812	2.30%
		6,474,977	6,853	0.42%	6,392,219	8,623	0.54%	6,223,419	10,187	0.66%	6,199,929	11,476	0.74%	6,240,639	12,581	0.80%
Non-interest bearing deposit accounts		2,639,610	-	-	2,605,623	-	-	2,358,214	-	-	2,315,717	-	-	2,276,400	-	-
Fair value premium amortization and core deposit intangible amortization		-	1,838	-	-	1,837	-	-	1,837	-	-	2,037	-	-	2,039	-
Total deposits		9,114,587	8,691	0.38%	8,997,842	10,460	0.46%	8,581,633	12,024	0.56%	8,515,646	13,513	0.63%	8,517,039	14,620	0.68%
Borrowings
Advances from FHLB and other borrowings		62,860	450	2.84%	63,867	452	2.84%	64,868	459	2.87%	65,847	468	2.83%	66,833	476	2.83%
Subordinated capital notes		36,083	293	3.21%	36,083	294	3.27%	36,083	295	3.31%	36,083	301	3.34%	36,083	308	3.39%
Total borrowings		98,943	743	2.98%	99,950	746	2.99%	100,951	754	3.03%	101,930	769	3.01%	102,916	784	3.03%
Total interest-bearing liabilities		$9,213,530	$9,434	0.41%	$9,097,792	$11,206	0.49%	$8,682,584	$12,778	0.60%	$8,617,576	$14,282	0.66%	$8,619,955	$15,404	0.71%
Interest rate spread			$102,705	4.09%		$102,257	4.19%		$98,204	4.21%		$98,738	4.19%		$99,534	4.25%
Net interest margin				4.12%			4.22%			4.26%			4.24%			4.30%

Core deposits: (Non-GAAP)
Deposits
NOW accounts		$2,754,985	$2,288	0.33%	$2,542,018	$2,259	0.36%	$2,397,673	$2,393	0.40%	$2,344,903	$2,258	0.38%	$2,227,687	$2,247	0.40%
Savings accounts		2,330,121	1,639	0.28%	2,236,281	2,097	0.38%	2,003,963	2,124	0.43%	1,897,618	1,954	0.41%	1,927,680	2,010	0.41%
Time deposits		1,378,505	2,916	0.84%	1,579,414	4,243	1.07%	1,775,828	5,507	1.24%	1,893,070	6,975	1.47%	1,944,856	7,512	1.54%
		6,463,611	6,843	0.42%	6,357,713	8,599	0.54%	6,177,464	10,024	0.66%	6,135,591	11,187	0.73%	6,100,223	11,769	0.77%
Non-interest bearing deposit accounts		2,639,610	-	-	2,605,623	-	-	2,358,214	-	-	2,315,717	-	-	2,276,400	-	-
Total core deposits		$9,103,221	$6,843	0.30%	$8,963,336	$8,599	0.38%	$8,535,678	$10,024	0.47%	$8,451,308	$11,187	0.53%	$8,376,623	$11,769	0.56%

9

OFG Bancorp (NYSE: OFG)
Table 5-2: Average Balances, Net Interest Income and Net Interest Margin (Continued)
	2021 YTD			2020 YTD
		Interest			Interest
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands) (unaudited)	Balance	Expense	Rate	Balance	Expense	Rate

Interest earning assets:
Cash equivalents	$2,476,139	$2,287	0.12%	$1,423,781	$3,760	0.35%
Investment securities	614,599	8,088	1.75%	679,201	9,552	1.88%
Loans held for investment
Non-PCD loans	4,910,218	253,149	6.89%	4,780,966	254,343	7.09%
PCD loans	1,655,882	73,060	5.88%	1,990,938	92,671	6.21%
Total loans	6,566,100	326,209	6.64%	6,771,904	347,014	6.83%
Total interest-earning assets	$9,656,838	$336,584	4.66%	$8,874,886	$360,326	5.41%

Interest bearing liabilities:
Deposits
NOW accounts	$2,566,201	$6,940	0.36%	$2,092,973	$6,772	0.43%
Savings accounts	2,191,316	5,859	0.36%	1,845,253	6,426	0.46%
Time deposits	1,576,460	12,664	1.07%	1,991,432	23,480	1.57%
Brokered deposits	30,482	197	0.86%	203,779	3,844	2.51%
	6,364,459	25,660	0.54%	6,133,437	40,522	0.88%
Non-interest bearing deposit accounts	2,535,422	-	-	1,987,211	-	-%
Fair value premium amortization and core deposit intangible amortization	-	5,515	-	-	6,163	-
Total deposits	8,899,881	31,175	0.47%	8,120,648	46,685	0.77%
Borrowings
Securities sold under agreements to repurchase	-	-	-%	67,956	1,335	2.62%
Advances from FHLB and other borrowings	63,858	1,362	2.85%	73,150	1,521	2.77%
Subordinated capital notes	36,083	881	3.26%	36,083	1,091	4.02%
Total borrowings	99,941	2,243	3.00%	177,189	3,947	2.97%
Total interest-bearing liabilities	$8,999,822	$33,418	0.50%	$8,297,837	$50,632	0.81%
Interest rate spread		$303,166	4.16%		$309,694	4.60%
Net interest margin			4.20%			4.65%

Core deposits: (Non-GAAP)
Deposits
NOW accounts	$2,566,201	$6,940	0.36%	$2,092,973	$6,772	0.43%
Savings accounts	2,191,316	5,859	0.36%	1,845,253	6,426	0.46%
Time deposits	1,576,460	12,664	1.07%	1,991,432	23,480	1.57%
	6,333,977	25,463	0.54%	5,929,658	36,678	0.83%
Non-interest bearing deposit accounts	2,535,422	-	-%	1,987,211	-	-%
Total core deposits	$8,869,399	$25,463	0.38%	$7,916,869	$36,678	0.62%

10

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics (1)
		2021		2021	2021	2020		2020
(Dollars in thousands) (unaudited)		Q3		Q2	Q1	Q4		Q3
Net Charge-offs	(21)
Non-PCD
Mortgage:
Charge-offs		$160		$268	$787	$225		$56
Recoveries		(419)		(193)	(615)	(79)		(269)
Total mortgage		(259)		75	172	146		(213)
Commercial:
Charge-offs		7,518	(a)	653	68	413		298
Recoveries		(558)		(996)	(430)	(334)		(253)
Total commercial		6,960		(343)	(362)	79		45
Consumer:
Charge-offs		2,370		2,897	4,469	6,456		5,114
Recoveries		(894)		(697)	(565)	(1,832)		(663)
Total consumer		1,476		2,200	3,904	4,624		4,451
Auto:
Charge-offs		4,989		5,170	9,083	12,071		10,123
Recoveries		(5,874)		(5,997)	(5,817)	(5,928)		(5,950)
Total auto		(885)		(827)	3,266	6,143		4,173
Total		$7,292		$1,105	$6,980	$10,992		$8,456

PCD
Mortgage:
Charge-offs		$1,008		$1,742	$2,590	$1,344		$1,677
Recoveries		(641)		(184)	(146)	(63)		(89)
Total mortgage		367		1,558	2,444	1,281		1,588
Commercial:
Charge-offs		68		6	43	33,061	(a)	293
Recoveries		(1,316)		(430)	(436)	(234)		(91)
Total commercial		(1,248)		(424)	(393)	32,827		202
Consumer:
Charge-offs		-		-	22	21		60
Recoveries		(219)		(33)	(21)	(200)		1
Total consumer		(219)		(33)	1	(179)		61
Auto:
Charge-offs		124		226	456	574		474
Recoveries		(265)		(314)	(383)	(681)		(211)
Total auto		(141)		(88)	73	(107)		263
Total		$(1,241)		$1,013	$2,125	$33,822		$2,114

Total Net Charge-offs		$6,051		$2,118	$9,105	$44,814		$10,570
Net Charge-off Rates	(21)
Mortgage		0.02%		0.30%	0.47%	0.25%		0.24%
Commercial		0.97%	(a)	-0.13%	-0.13%	5.45%	(a)	0.04%
Consumer		1.26%		2.17%	3.78%	4.09%		3.94%
Auto		-0.25%		-0.23%	0.85%	1.56%		1.17%
Total		0.37%	(a)	0.13%	0.55%	2.67%	(a)	0.62%
Average Loans Held For Investment	(21)
Mortgage		$2,047,272		$2,147,927	$2,243,303	$2,305,495		$2,325,756
Commercial		2,360,642		2,443,407	2,405,419	2,416,703		2,484,977
Consumer		400,582		400,365	413,191	434,565		457,620
Auto		1,657,378		1,606,870	1,573,995	1,551,521		1,518,669
Total		$6,465,874		$6,598,569	$6,635,908	$6,708,284		$6,787,022

(a) During 3Q 2021, the Company charged-off $6.5 million for a previously reserved amount on a commercial loan. During 4Q 2020, the Company charged-off $31.2 million for two commercial PCD loans.

11

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans) (1)
		2021	2021	2021	2020	2020
(Dollars in thousands) (unaudited)		Q3	Q2	Q1	Q4	Q3
Early Delinquency (30 - 89 days past due)
Mortgage		$15,233	$15,512	$17,350	$22,339	$16,783
Commercial		4,150	3,715	3,911	8,043	5,151
Consumer		4,985	5,929	8,250	12,230	12,032
Auto		76,262	66,068	75,449	88,357	87,912
Total		$100,630	$91,224	$104,960	$130,969	$121,878
Early Delinquency Rates (30 - 89 days past due)
Mortgage		2.03%	2.04%	2.19%	2.71%	1.98%
Commercial		0.21%	0.20%	0.21%	0.44%	0.29%
Consumer		1.33%	1.55%	2.09%	2.96%	2.77%
Auto		4.57%	4.08%	4.82%	5.76%	5.81%
Total		2.06%	1.86%	2.15%	2.68%	2.50%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$58,146	$59,848	$62,827	$67,671	$51,123
GNMA's buy-back option program		19,944	28,118	40,777	56,193	62,651
Total mortgage		78,090	87,966	103,604	123,864	113,774
Commercial		13,742	21,549	26,065	30,604	35,596
Consumer		6,987	8,244	11,042	17,147	17,080
Auto		87,672	73,259	86,918	108,842	109,735
Total		$186,491	$191,018	$227,629	$280,457	$276,185
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		7.74%	7.87%	7.94%	8.22%	6.03%
GNMA's buy-back option program		2.65%	3.70%	5.15%	6.82%	7.39%
Total mortgage		10.39%	11.57%	13.10%	15.04%	13.42%
Commercial		0.70%	1.13%	1.43%	1.67%	1.99%
Consumer		1.87%	2.16%	2.79%	4.15%	3.93%
Auto		5.26%	4.53%	5.55%	7.09%	7.26%
Total		3.82%	3.90%	4.65%	5.74%	5.67%
Nonperforming Assets	(14)
Mortgage		$51,612	$52,773	$50,933	$46,967	$40,477
Commercial		28,472	37,858	42,778	41,999	44,941
Consumer		2,203	2,466	2,900	4,987	5,206
Auto		12,055	7,606	11,842	20,766	22,583
Total nonperforming loans		94,342	100,703	108,453	114,719	113,207
Foreclosed real estate		13,904	15,093	15,598	11,596	19,456
Other repossessed assets		1,528	1,725	2,768	1,816	1,918
Total nonperforming assets		$109,775	$117,521	$126,819	$128,131	$134,581
Nonperforming Loan Rates
Mortgage		6.87%	6.94%	6.44%	5.70%	4.78%
Commercial		1.46%	1.99%	2.34%	2.29%	2.52%
Consumer		0.59%	0.65%	0.73%	1.21%	1.20%
Auto		0.72%	0.47%	0.76%	1.35%	1.49%
Total loans		1.93%	2.06%	2.22%	2.35%	2.33%

12

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics (1)
		2021		2021	2021	2020		2020
(Dollars in thousands) (unaudited)		Q3		Q2	Q1	Q4		Q3
Nonperforming PCD Loans	(14)
Mortgage		$2,030		$2,067	$958	$1,003		$1,003
Commercial		36,798	(a)	34,502	34,906	36,470	(a)	79,631
Consumer		-		-	-	1		4
Total nonperforming loans		$38,828		$36,569	$35,864	$37,474		$80,638
Nonperforming PCD Loan Rates
Mortgage		0.16%		0.16%	0.07%	0.07%		0.07%
Commercial		15.36%	(a)	13.24%	12.80%	12.88%	(a)	22.59%
Consumer		0.00%		0.00%	0.00%	0.07%		0.17%
Total		2.54%	(a)	2.28%	2.11%	2.11%	(a)	4.26%
Total PCD Loans Held for Investment	(21)
Mortgage		$1,270,854		$1,324,274	$1,406,044	$1,459,932		$1,504,914
Commercial		239,554		260,627	272,793	283,160		352,555
Consumer		959		981	1,120	1,394		2,336
Total loans		$1,511,367		$1,585,882	$1,679,957	$1,744,486		$1,859,805

		2021		2021	2021	2020		2020
(Dollars in thousands) (unaudited)		Q3		Q2	Q1	Q4		Q3
Total Nonperforming Loans	(14)
Mortgage		$53,642		$54,840	$51,891	$47,970		$41,480
Commercial		65,270	(a)	72,360	77,684	78,469	(a)	124,572
Consumer		2,203		2,466	2,900	4,988		5,210
Auto		12,055		7,606	11,842	20,766		22,583
Total nonperforming loans		$133,170		$137,272	$144,317	$152,193		$193,845
Total Nonperforming Loan Rates
Mortgage		2.65%		2.63%	2.36%	2.10%		1.76%
Commercial		2.80%	(a)	3.02%	3.22%	3.27%	(a)	5.13%
Consumer		0.59%		0.64%	0.73%	1.20%		1.19%
Auto		0.72%		0.46%	0.75%	1.33%		1.46%
Total		2.08%	(a)	2.11%	2.19%	2.28%	(a)	2.87%
Total Loans Held for Investment	(21)
Mortgage		$2,022,243		$2,084,442	$2,197,106	$2,283,375		$2,352,585
Commercial		2,331,056		2,393,170	2,411,718	2,402,010		2,426,795
Consumer		374,631		382,456	396,193	414,946		436,882
Auto		1,682,933		1,638,024	1,588,509	1,561,802		1,543,665
Total loans		$6,410,863		$6,498,092	$6,593,526	$6,662,133		$6,759,927

(a) During 3Q 2021, the Company charged-off $6.5 million for a previously reserved amount on a commercial loan. During 4Q 2020, the Company charged-off $31.2 million for two commercial PCD loans.

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OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses (1)
	Quarter Ended September 30, 2021
(Dollars in thousands) (unaudited)	Mortgage	Commercial	Consumer	Auto	Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$16,368	$43,523	$19,065	$69,358	$148,314
Provision (recapture) for credit losses	240	(3,323)	259	676	(2,148)
Charge-offs	(160)	(7,518)	(2,370)	(4,989)	(15,037)
Recoveries	419	558	894	5,874	7,745
Balance at end of period	$16,867	$33,240	$17,848	$70,919	$138,874

Allowance for credit losses PCD:
Balance at beginning of period	$30,108	$12,756	$38	$501	$43,403
Provision (recapture) for credit losses	649	(2,838)	(220)	(237)	(2,646)
Charge-offs	(1,008)	(68)	-	(124)	(1,200)
Recoveries	641	1,316	219	265	2,441
Balance at end of period	$30,390	$11,166	$37	$405	$41,998

Allowance for credit losses summary:
Balance at beginning of period	$46,476	$56,279	$19,103	$69,859	$191,717
Provision (recapture) for credit losses	889	(6,161)	39	439	(4,794)
Charge-offs	(1,168)	(7,586)	(2,370)	(5,113)	(16,237)
Recoveries	1,060	1,874	1,113	6,139	10,186
Balance at end of period	$47,257	$44,406	$17,885	$71,324	$180,872
Allowance coverage ratio	2.34%	1.90%	4.77%	4.24%	2.82%
Allowance coverage ratio excluding PPP loans (Non-GAAP)	2.34%	2.02%	4.77%	4.24%	2.88%

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OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital

In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2021		2021		2021	2020	2020
(Dollars in thousands) (unaudited)	Q3		Q2		Q1	Q4	Q3
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,053,665	(a)(b)	$1,079,997	(a)	$1,108,423	$1,085,975	$1,064,322
Less: Intangible assets	(124,614)		(127,064)		(129,514)	(131,965)	(134,719)
Noncumulative perpetual preferred stock	-	(a)	(24,000)	(a)	(92,000)	(92,000)	(92,000)
Noncumulative perpetual preferred stock issuance costs	-	(a)	7,453	(a)	10,130	10,130	10,130
Tangible common equity	$929,051		$936,386		$897,039	$872,140	$847,733

Common shares outstanding at end of period	49,977		51,661		51,579	51,387	51,345
Tangible book value per common share (Non-GAAP)	$18.59		$18.13		$17.39	$16.97	$16.51
Total Assets to Tangible Assets
Total assets	$10,606,865		$10,461,813		$10,153,342	$9,826,011	$10,018,991
Less: Intangible assets	(124,614)		(127,064)		(129,514)	(131,965)	(134,719)
Tangible assets (Non-GAAP)	$10,482,251		$10,334,749		$10,023,828	$9,694,046	$9,884,272
Non-GAAP TCE Ratio
Tangible common equity	$929,051		$936,386		$897,039	$872,140	$847,733
Tangible assets	10,482,251		10,334,749		10,023,828	9,694,046	9,884,272
TCE ratio	8.86%		9.06%		8.95%	9.00%	8.58%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,068,618	(a)(b)	$1,083,452	(a)	$1,101,046	$1,083,423	$1,062,460
Less: Average noncumulative perpetual preferred stock	(3,391)	(a)	(44,923)	(a)	(92,000)	(92,000)	(92,000)
Average noncumulative perpetual preferred stock issuance costs	1,134	(a)	8,306	(a)	10,130	10,130	10,130
Average total common stockholders' equity	$1,066,361		$1,046,835		$1,019,176	$1,001,553	$980,590
Less: Average intangible assets	(125,723)		(128,311)		(130,767)	(133,542)	(136,138)
Average tangible common equity	$940,638		$918,524		$888,409	$868,011	$844,452

(a) During 3Q 2021, the Company redeemed Series D Preferred Stock. During 2Q 2021, the Company redeemed Series A and B Preferred Stock.
(b) During 3Q 2021, the Company repurchased $40.2 million common stock from of our $50.0 million share buyback program.

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OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2021		2021		2021	2020	2020
(Dollars in thousands) (unaudited)		Q3		Q2		Q1	Q4	Q3
Regulatory Capital Metrics
Common equity Tier 1 capital		$931,884	(b)	$957,238		$919,856	$894,074	$862,636
Tier 1 capital		966,884	(a)(b)	1,008,785	(a)	1,036,726	1,010,944	979,506
Total risk-based capital	(15)	1,053,184	(a)(b)	1,094,786	(a)	1,121,830	1,096,764	1,065,744
Risk-weighted assets		6,893,254		6,861,890		6,782,685	6,837,846	6,875,108
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	13.52%		13.95%		13.56%	13.08%	12.55%
Tier 1 risk-based capital ratio	(17)	14.03%		14.70%		15.28%	14.78%	14.25%
Total risk-based capital ratio	(18)	15.28%		15.95%		16.54%	16.04%	15.50%
Leverage ratio	(19)	9.33%		9.84%		10.48%	10.30%	10.00%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity	(1)	$1,053,665	(a)(b)	$1,079,997	(a)	$1,108,423	$1,085,975	$1,064,322
Plus: CECL transition adjustment	(20)	29,111		31,471		33,637	34,646	33,494
Less: Noncumulative perpetual preferred stock		-	(a)	(24,000)	(a)	(92,000)	(92,000)	(92,000)
Noncumulative perpetual preferred stock issuance costs		-	(a)	7,453	(a)	10,130	10,130	10,130
Unrealized gains on available-for-sale securities, net of income tax		(9,330)		(8,408)		(7,146)	(12,091)	(9,453)
Unrealized losses on cash flow hedges, net of income tax		710		808		916	1,069	1,185
		1,074,156		1,087,321		1,053,960	1,027,729	1,007,678
Less: Disallowed goodwill		(86,069)		(86,069)		(86,069)	(86,069)	(86,069)
Disallowed other intangible assets, net		(26,938)		(28,555)		(30,172)	(32,073)	(33,810)
Disallowed deferred tax assets, net		(29,265)		(15,459)		(17,863)	(15,513)	(25,163)
Common equity Tier 1 capital		931,884		957,238		919,856	894,074	862,636
Plus: Qualifying noncumulative perpetual preferred stock		-	(a)	24,000	(a)	92,000	92,000	92,000
Qualifying noncumulative perpetual preferred stock issuance costs		-	(a)	(7,453)	(a)	(10,130)	(10,130)	(10,130)
Subordinated capital notes		35,000		35,000		35,000	35,000	35,000
Tier 1 capital		966,884		1,008,785		1,036,726	1,010,944	979,506
Plus tier 2 capital: Qualifying allowance for loan and lease losses		86,300		86,001		85,104	85,820	86,238
Total risk-based capital		$1,053,184		$1,094,786		$1,121,830	$1,096,764	$1,065,744

(a) During 3Q 2021, the Company redeemed Series D Preferred Stock. During 2Q 2021, the Company redeemed Series A and B Preferred Stock.
(b) During 3Q 2021, the Company repurchased $40.2 million common stock from of our $50.0 million share buyback program.
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OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)

We used the terms "PCI" and "SOP" to refer to loans acquired with credit deterioration from the Scotiabank acquisition (December 31, 2019), the BBVAPR acquisition (December 18, 2012) and the Eurobank FDIC-Assisted acquisition (April 30, 2010), recorded at fair value at acquisition. On January 1, 2020, the Company implemented ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments "(CECL)" using the modified retrospective approach. CECL replaces the concept of purchased credit impaired loans (PCI) with the concept of purchased financial assets with credit deterioration (PCD). PCD accounting is called ‘gross-up accounting’ because, at acquisition, an entity grosses up the amortized cost basis of the PCD asset for the initial estimate of credit losses. This Day 1 allowance for credit losses is established without an income statement effect. The Company elected to maintain previously existing pools on adoption, therefore the pool continues to be the unit of account, and the allowance and non-credit discount or premium is not allocated to the individual assets. These loans are not classified as delinquent or nonperforming even though the customer may be contractually past due because we expect that we will fully collect the carrying value of these loans.

(2)	Total banking and financial service revenues.
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)

Calculated based on net income available to common shareholders plus the preferred dividends on the convertible preferred stock, divided by total average common shares outstanding and equivalents for the period as if converted.

(5)

Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Table 9: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.

(6)	Information includes all loans held for investment, including PCD loans.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Table 9: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)

Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.

(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)

In March 2020, in light of recent strains on the U.S. economy as a result of the coronavirus disease 2019 (COVID-19), the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL vs the incurred loss methodology.

(21)

CECL replaces the concept of purchased credit impaired loans (PCI assets) with the concept of purchased financial assets with credit deterioration (PCD assets). An entity records a PCD asset at the purchase price plus the allowance for credit losses expected at the time of acquisition. Under this method, there is no credit loss expense affecting net income on acquisition. Changes in estimates of expected credit losses after acquisition are recognized as credit loss expense (or reversal of credit loss expense) in subsequent periods as they arise.

(22)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(23)	PPP loans are fully guaranteed by the SBA and risk-weighted at 0%.

17